UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 12, 2013

Date of Report (Date of earliest event reported)

Annie’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35470	20-1266625
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

1610 Fifth Street

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

(510) 558-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 12, 2013, Annie’s, Inc. (the “Company”) issued a press release announcing a public secondary offering of shares of its common stock. On November 13, 2013, the Company issued a press release announcing the pricing of this public secondary offering. Copies of these press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release issued by Annie’s, Inc. entitled “Annie’s Announces Secondary Offering of Common Stock by Solera,” dated November 12, 2013.

99.2	Press release issued by Annie’s, Inc. entitled “Annie’s Announces Pricing of Secondary Offering of Common Stock by Solera,” dated November 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annie’s, Inc.

Date: November 13, 2013	By:	/s/ John M. Foraker
John M. Foraker Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Annie’s, Inc. entitled “Annie’s Announces Secondary Offering of Common Stock by Solera,” dated November 12, 2013.

99.2	Press release issued by Annie’s, Inc. entitled “Annie’s Announces Pricing of Secondary Offering of Common Stock by Solera,” dated November 13, 2013.